                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FRANKLIN TELECOMMUNICATIONS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                        FRANKLIN TELECOMMUNICATIONS CORP.
                               733 Lakefield Road
                           Westlake Village, CA 91361


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2000


To the Holders of Common Stock of Franklin Telecommunications Corp.:


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Franklin Telecommunications Corp. will be held at the Westlake Inn Hotel, Lakeside Room, 32001 Agoura Road., Westlake Village, California 91361, on June 28, 2000, at 1:00 P.M., local time, for the following purposes:

        1. To elect a board of five directors, with each director so elected to hold office until the next Annual Meeting and until their successors have been duly elected and qualified; and

        2. To transact such other business as may properly come before the Annual Meeting and any continuation or adjournment thereof.

        The Board of Directors has fixed the close of business on May 12, 2000 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

        All shareholders are cordially invited to attend the Annual meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED, STAMPED ENVELOPE. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                      By Order of the Board of Directors,


                                      Frank W. Peters, Chief Executive Officer



Westlake Village, California
May 30, 2000



IMPORTANT:     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, IT IS
               IMPORTANT THAT YOUR SHARES BE REPRESENTED SO THAT THE PRESENCE
               OF A QUORUM MAY BE ASSURED. PLEASE SIGN AND DATE THE ENCLOSED
               PROXY AND MAIL IT PROMPTLY. NO POSTAGE REQUIRED IF MAILED IN THE
               UNITED STATES.

                        FRANKLIN TELECOMMUNICATIONS CORP.
                               733 Lakefield Road
                           Westlake Village, CA 91361

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 28, 2000

This Proxy Statement is being furnished to the shareholders of Franklin Telecommunications Corp., a California corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held at the Westlake Inn Hotel, Lakeside Room, 32001 Agoura Road., Westlake Village, California 91361, on June 28, 2000, at 1:00 P.M, local time, and at any continuation or adjournment thereof.

This Proxy Statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed on or about May 30, 2000 to shareholders of record on May 12, 2000, the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report to Shareholders, which contains audited financial statements for the fiscal year ended June 30, 1999 is concurrently being mailed to all shareholders of record as of May 12, 2000.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by telephone, telegraph or personal interview by Directors, officers and other regular employees of the Company, without extra compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.


                                  VOTING RIGHTS

As of May 12, 2000, the record date for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting, there were 34,532,199 shares of the Company's Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on each matter to come before the Annual Meeting, except that shareholders may be entitled to cumulative voting rights in the election of directors as described below.

Cumulative voting rights entitle a shareholder to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock he or she is entitled to vote, or to distribute such number of votes among two or more nominees in such proportion as the shareholder may choose. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. In order for shareholders to cumulate votes, one shareholder must give notice to the Secretary prior to commencement of voting of his or her intention to cumulate his or her votes.

Properly executed and returned proxies, unless revoked, will be voted as directed by the shareholder or, in the absence of such direction, by the persons named therein for the election of the five director nominees listed below. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person. Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

 The following table sets forth information regarding the ownership of the Company's Common Stock as of May 12, 2000, by (i) each of the current directors and nominees for election as a director of the Company, (ii) each person or group known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, and (iii) all current directors and executive officers of the Company as a group. Except as otherwise noted and subject to community property laws where applicable, each beneficial owner has sole voting and investment power with respect to all shares shown as beneficially owned by him. Except as otherwise indicated, the address of each holder identified below is in care of the Company, 733 Lakefield Road, Westlake Village, California 91361.


Name and Address                                             Shares            Percent of
of Beneficial Owner                                  Beneficially Owned (1)     Class (1)
-------------------                                  ----------------------    ----------
Frank W. Peters                                             4,754,393               14%

Thomas Russell                                                217,992                1%

Robert S. Harp                                                 25,000               -0-

Herb Mitchell                                                 193,875                1%

Sidney B. Smith                                                10,000               -0-

       All directors and executive officers of the
       Company as a group (5 persons)                       5,201,260               15%


(1) In calculating beneficial and percentage ownership, all shares of Common Stock which a named shareholder will have the right to acquire within 60 days of the record date for the Annual Meeting upon exercise of stock options and stock purchase warrants are deemed to be outstanding for the purpose of computing the ownership of such shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder. As of May 12, 2000, an aggregate of 34,532,199 shares of Common Stock were outstanding.

                              ELECTION OF DIRECTORS

The Company's current Board of Directors has nominated five individuals, Frank
W. Peters, Robert S. Harp, Thomas Russell, Herb Mitchell and Sidney B. Smith, for election as directors of the Company at the Annual Meeting, each to serve as such until the next annual meeting of the Company's shareholders and until their respective successors are elected and qualified. Each of the nominees is a current member of the Company's Board of Directors. Although it is not presently contemplated that any nominee will decline or be unable to serve as a Director, in either such event, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. In the event that anyone other than the five nominees listed below should be nominated for election as a director, the persons named in the accompanying proxy will have the authority, to be exercised in their discretion, to vote cumulatively for less than all of the nominees. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.

NOMINEES

Certain information concerning the five individuals nominated by the Company's Board of Directors for election at the Annual Meeting to serve as directors of the Company for the ensuing year is set forth below:


Mr. Peters has been Chairman and Chief Executive Officer of the Company since its organization in 1981. Between 1975 and 1984 he was also President of Franklin Data Systems and Franklin Systems Corporation. From 1973 to 1975, he was Vice President of Jacquard Systems Corporation, a computer hardware and word processing software development marketer.

Dr. Harp has been Chairman of Quesant Instruments, a manufacturer of scanning probe microscopes, since 1992. Between 1987 and 1992, he was Chairman of Vertek, a manufacturer of PC peripheral devices. He is also a founder of Vector Graphic, Inc. Dr. Harp has been a director of the Company since 1996.

Mr. Russell has been the Chief Financial Officer and a director of the Company since 1996. He also served as its Chief Financial Officer between 1988 and 1990. Between 1990 and 1996 Mr. Russell was President of Russell Industries, a manufacturer's representative and distribution firm for optical storage memory products. Prior to that time Mr. Russell was a founder and CFO of Plasmon PLC, a UK based manufacturer of optical media and jukeboxes for the computer industry and partner at Sorenson, Russell & Company, a public accounting firm, and was employed by Peat Marwick. Mr. Russell is a Certified Public Accountant.

Mr. Mitchell has thirteen years experience as a stockbroker with Hornblower & Weeks in Boston. He negotiated the first cultural exchange program between Los Angeles and her sister city Leningrad (now St. Petersburg), for which he received a commendation from the Mayor of Los Angeles. He is currently enjoying a successful career as an actor, writer and producer for theatre, motion pictures and television.

Mr. Smith, currently Manager of ITS Services for TRW, Inc., brings extensive experience in the telecommunications industry, including overall responsibility for TRW's entire communications networks. Mr. Smith also serves as a systems engineer in TRW's worldwide satellite communications subsidiary and is a member of TRW's Architectural Review Board. Mr. Smith has been with TRW for thirteen years. Prior to joining TRW, Mr. Smith was the principal in Sidney B. Smith & Associates, an engineering consulting firm, with a client list including Bechtel Corp., TRW, First Interstate Bank, and GTEL-GTE. He holds a Bachelors degree in Engineering and majored in Industrial Engineering with a minor in Mathematics. Mr. Smith has been a Director for the Company since May, 2000.

STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

During the last fiscal year, the Company's Board of Directors held four regular and special meetings or otherwise took action by written consent. The Board has established an Audit Committee, comprised of Messrs. Harp, Mitchell and Russell, and a Compensation Committee, comprised of Messrs. Peters, Harp and Mitchell. The Audit Committee meets to consult with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. With respect to compensation, the Compensation Committee determines the compensation of corporate officers, and will determine the persons entitled to participate in stock option, bonus and other similar plans. The Board of Directors continues to meet as a whole to nominate the individuals to be proposed by the Board of Directors for election as directors of the Company, and has no separate nominating committee.

The Company does not pay any Directors' fees or meeting fees. Each non-employee director has been granted certain non-qualified stock options. The Company pays the expenses of its non-employee directors in attending Board meetings.

There is no family relationship between any nominee and any other nominee or executive officer of the Company.

PERFORMANCE GRAPH

The following graph summarizes cumulative total shareholders return data (assuming reinvestment of dividends) for the five-year period beginning June 30, 1994. The graph assumes that $100 was invested on June 30, 1994: (i) in the Common Stock of Franklin Telecommunications, Corp., (ii) in the S&P 500 Index and (iii) a peer group of comparable companies. The stock price performance on the following graph is not necessarily indicative of future stock price performance.



                                    [GRAPH]

EXECUTIVE OFFICERS

The executive officers of the Company are Frank W. Peters, Chief Executive Officer, Phillip Ericson, President and Chief Operations Officer, Steven Lee, Executive Vice President and Thomas Russell, Chief Financial Officer. Subject to the terms of applicable employment agreements, officers serve at the pleasure of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth certain compensation paid or accrued by the Company during the years ended June 30, 1998 and June 30, 1999 to its Chief Executive, President and Chief Operating Officer, and its Chief Financial Officer (the "Named Executive Officers").


                                                                                             ALL OTHER
                                                            ANNUAL COMPENSATION             COMPENSATION
                                                            -------------------             ------------
      NAME AND PRINCIPAL POSITION                      YEAR       SALARY       BONUS
--------------------------------------------      ------------------------------------------------------
Frank W. Peters, CEO ........................          1998      $309,048(1)       -0-           -0-
                                                       1999      $341,583(1)       -0-           -0-

Peter Buswell, President and COO (2) ........          1998      $ 16,298          -0-           -0-
                                                       1999      $226,125          -0-           -0-

Thomas Russell, Chief Financial Officer .....          1998      $109,167     $  5,000           -0-
                                                       1999      $137,016          -0-           -0-

----------------
(1)  Portions of these amounts were deferred.
(2) Mr. Buswell was employed as by the Company beginning in June 1998 and resigned in January 2000.

Except as disclosed above, no compensation characterized as long-term compensation, including restricted stock awards issued at a price below fair market value or long-term incentive plan payouts, were paid by the Company during the years ended June 30, 1998 and 1999 to any of the Named Executive Officers.

Employment Arrangements. The Company's CEO is employed pursuant to a six year Employment Agreement, effective January 1, 1998. The Employment Agreement provides for compensation at the rate of $27,000 per month, with annual increases of 6%. The Company's President was employed pursuant to a two year Employment Agreement, commencing in June 1998. The Employment Agreement provided for compensation at the rate of $18,750 per month, with annual increases of 6%. The Company's President's employment agreement was terminated January 2000 with his resignation. The Company's Chief Financial Officer is employed pursuant to Employment Agreement for a two year period, commencing on January 10, 1999, providing monthly compensation at the rate of $12,500 per month, with annual increases of 6%.

Option Grants During the Years Ended June 30, 1998 and 1999. The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the twelve months ended June 30, 1998 and 1999:


                                                                         % OF TOTAL
                                                         NUMBER OF        OPTIONS
                                                         SECURITIES      GRANTED TO
                                                        UNDERLYING        EMPLOYEES
                                                          OPTIONS          IN FISCAL     EXERCISE
       NAME                               YEAR            GRANTED            YEAR          PRICE         EXERCISE DATE
---------------------------------      ----------      -------------     -------------  -------------     --------------
Frank W. Peters .................         1998                -0-              0%
Frank W. Peters .................         1999                -0-              0%
Peter Buswell (1) ...............         1998            350,000             32%           $  .44            Various
Peter Buswell ...................         1999            700,000             25%           $  .44            Various
Thomas Russell (1) ..............         1998            200,000             18%           $  .44            Various
Thomas Russell ..................         1999            600,000             21%           $  .44            Various


(1) Options granted in 1998 were cancelled in 1999 and reissued at the current market price.

REPORT ON THE REPRICING OF OPTIONS.

On October 14, 1998, the Board of Directors of the Company approved the cancellation and reissuance of all outstanding employee stock options. The repricing was effective October 14,1998. The repriced options are identical to the original options except for their exercise price, which was changed to $.44 per share, the closing price of one share of Common Stock on the effective date of the grant. The vesting and expiration dates of the options were not changed.

Stock options are intended to provide incentives to the Company's officers and employees. The Board believes that such equity incentives are a significant factor in the Company's ability to attract, retain and motivate key employees who are critical to the Company's long-term success. The Board believed that, at their original exercise prices, the disparity between the exercise price of these options and recent market prices for the Company's Common Stock did not provide meaningful incentives to the employees holding these options. The Board approved the repricing of these options as a means of ensuring that optionees will continue to have meaningful equity incentives to work toward the success of the Company. The Board deemed the adjustment to be in the best interest of the Company and its shareholders. The following table sets forth the specified information concerning all options repriced for all executive officers of the Company for the past ten years:



                                                                                                     Length of
                                 No. of Securities       Market           Exercise                   Option Term
                                    Underlying      Price of Stock at     Price at                    Remaining
                                      Options            Time of           Time of   New Exercise    at Date of
Name                 Date            Repriced           Repricing         Repricing      Price         Repricing
----                 ----            --------           ---------         ---------      -----         ---------
Frank Peters    Oct. 14, 1998         850,000             $.44          $.78 - $1.31      $.44       All exercisable
Peter Buswell   Oct. 14, 1998         400,000             $.44          $.66 - $2.59      $.44       1 to 4 years
Tom Russell     Oct. 14, 1998         200,000             $.44          $2.69             $.44       1 to 4 years

REPORT OF THE COMPENSATION COMMITTEE. The Company's executive compensation program is designed to help attract, retain, and motivate the highly qualified personnel needed to manage the Company's business and affairs. To meet these goals, the Company has implemented a compensation program with the following components:

- base salaries that reflect the scope and responsibilities of the position, as well as the skills, knowledge, experience, abilities, and contributions of each individual executive.

- short-term incentives that are based on the financial performance of the Company.

- long-term incentives that balance the executive officer's short- and long-term perspectives and provide rewards consistent with shareholder returns.

Compensation decisions are made following an assessment of the individual's contributions to the Company's success, any significant changes in the individual's role or responsibility, and internal equity of the Company's compensation relationships.

The competitiveness of the Company's total compensation program-incorporating base salaries, short-term incentives and long-term incentives is regularly reviewed by the Compensation Committee. Based on such reviews, the Company concluded that the compensation paid to its executives was fair and reasonable. In general, the Company believes that the overall compensation levels for the executive group should reflect competitive levels of compensation for comparable positions in similarly sized companies over the long term.

The Company believes that it is essential to link executive compensation and Company performance. To meet this objective, the Company maintains stock option programs which provide option grants on a regular, though not necessarily annual, basis to provide participants with an opportunity to share in the Company's performance. Stock option grants reflect the past contributions of the individual, the individual's ability to affect Company profitability, the scope of the individual's responsibilities, the need to retain the individual's services over time and management's assessments and recommendations. All executive officers, including the chief executive officer, are eligible to participate in this program.

The Company's policy of awarding cash bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for achievement of substantive Company and personal objectives. Actual awards paid are based primarily on actual Company performance.

The compensation of the Company's Chief Executive Officer, President and Chief Financial Officer for the fiscal year ending June 30, 1999 was based on an Employment Agreements outlined above..

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

The Company analyzes its executive compensation practices and plans on an ongoing basis with respect to Section 162(m) of the Internal Revenue Code. Where it deems advisable, the Company will take appropriate action to maintain the tax deductibility of its executive compensation.

CERTAIN TRANSACTIONS

In October, 1998, the Company sold and issued 570,000 restricted shares to the Company's Chief Executive Officer, at $.35 per share.

Effective December 31, 1998, the Company's Chief Executive Officer agreed to consolidate all notes payable and accrued interest owed to the CEO by the Company into one single note. Changes to the note include no interest charges from January 1, 1999, onward, removal of all security interest in the Company's assets and elimination of previous stock conversion features. The CEO also agreed to defer any repayment until July 1, 2000.

On March 11, 1999, the Company's President exercised options to purchase 25,000 shares of the Company's Common stock at an exercise price of $.44 per share.

On June 1, 1999, the Company's Chief Financial Officer exercised options to purchase 100,000 shares of the Company's Common stock at an exercise price of $.44 per share. The exercise was done on a net basis, so that the actual number of shares issued were 82,400.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act"), requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership an changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required to furnish the Company with copies of all such forms which they file.

To the Company's knowledge, based solely on the Company's review of such reports or written representations from certain reporting persons the Company believes that during the year ended June 30, 1999 filing requirements applicable to its officers, directors, and other persons subject to Section 16 of the Exchange Act were in compliance, except that Forms 4 were not filed for sales of securities.


                             INDEPENDENT ACCOUNTANTS

Singer Lewak Greenbaum & Goldstein LLP has been retained to serve as the Company's independent certified public accountants for the fiscal year ending June 30, 2000. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the Annual Meeting, and to be available to respond to any shareholder questions directed to Singer Lewak Greenbaum & Goldstein LLP. This representative will have an opportunity to make a statement if Singer Lewak Greenbaum & Goldstein LLP so desires.


                              SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than February 1, 2001.


                                 ANNUAL REPORTS

The Company's 1999 Annual Report, which includes audited financial statements for the Company's fiscal year ended June 30, 1999, is concurrently being mailed with this proxy statement to shareholders of record on May 12, 2000.


                                  OTHER MATTERS

The Board of Directors knows of no other matters to be presented for action at the meeting. However, if any matters not included in this Proxy Statement properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote under the authority therein given in accordance with his or their best judgment.

                                      By Order of the Board of Directors,

                                      Frank W. Peters , Chief Executive Officer

                                      May 30, 2000

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                       FRANKLIN TELECOMMUNICATIONS CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 28, 2000

     The undersigned hereby appoints Frank W. Peters and Thomas Russell, and each of them as attorney-in-fact and proxy for the undersigned, with full power of substitution, to represent the undersigned and vote, as designated below, all of the shares of Common Stock of Franklin Telecommunications Corp. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held on June 28, 2000, or at any adjournment or continuation thereof.
                                                                With-   For All
1. ELECTION OF DIRECTORS: for all nominees listed        For    hold     Except
   below (except as marked to the contrary below):       [ ]     [ ]      [ ]

   Frank W. Peters, Robert G. Harp, Thomas Russell,
   Herb Mitchell and Sidney B. Smith

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

   -----------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE TO THE COMPANY'S BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

   Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full title as such.

Please be sure to sign and date                 Date
 this Proxy in the box below.                   ------------------------------

-------------------------------                 ------------------------------
    Shareholder sign above                      Co-holder (if any) sign above

-------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                       FRANKLIN TELECOMMUNICATIONS CORP.

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY
     SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.